AMENDMENT Agreement


THIS AGREEMENT made effective the 7th day of August, 2003.


BETWEEN

                                 Drucker, Inc.,
          a business corporation duly incorporated and validly existing under the laws of the State of Delaware, with its business address at
               950, 789 West Pender Street, Vancouver, BC, Canada
                                   ("Drucker")

AND

                   Speed One Investment Limited ("Speed One")
                                       And
              Beijing Beike Machinery Electronic Materials Hightech
                          Corporation ("BK Machinery")
                        (collectively, "BK Shareholders")



WHEREAS:

The Parties hereto entered into an Acquisition Agreement dated June 15, 2003 (the "Acquisition Agreement"), by which Drucker agreed to acquire 100% of the issued and outstanding shares of Beijing Beike-Masic Automation Engineering Company Limited ("BK").


NOW, THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Parties, and intending to be legally bound, the Parties agree to amend the Acquisition Agreement as follows:


   1. The Parties agree that BK Shareholders have tendered all their 25% of shares of BK owned by the parties as follows:

                  BK Machinery              25%
                  Speed One                 0%

   2. Drucker has issued herewith 17,500,000 shares of its common stock as follows:

                  Speed One                 0
                  BK Machinery              17,500,000 common shares of Drucker

   3. The shares of BK tendered by BK Machinery under section 1 above and the shares of Drucker, Inc. issued under section 2 shall be held in escrow pending delivery of the audit of BK. Such shares shall not be vested in any Party hereto pending their release from the escrow arrangement.

   4. The balance of the shares of BK shall be tendered when the conditions of the Acquisition Agreement and this Amendment have been met.


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   5.    The Parties understand and agree that 75% of the issued and outstanding shares of BK remain outstanding and may not be delivered, until and unless an audit conforming to US GAAP standards and SEC regulations has been delivered and accepted by Drucker, Inc. and the reverse split of the common shares of Drucker, Inc. is authorized by shareholders of Drucker, Inc. The Parties further understand that shareholder approval cannot be obtained without above-mentioned audits and compliance with
         Section 14 of the Securities Exchange Act of 1934.

   6. The name of Drucker, Inc. will be changed to BK Automation, Inc. con-current with the Closing Date. The issued and outstanding shares of Drucker, Inc. shall be consolidated on a one for three basis as soon as allowable pursuant to a 14c Information Statement cleared by the SEC. Upon completion of the BK audits and the reverse split and any other conditions, the additional shares required under the Acquisition Agree-ment shall be issued to complete the closing of the acquisition.

   7. The Parties shall expedite the audit on the financial statements of BK for the last two years currently underway, in order to convert same into US GAAP as required by the SEC as soon as possible.


IN WITNESS WHEREOF the Parties have duly executed this agreement.



Drucker Inc.



-----------------------------------------------      )
Ronald Xie, President & CEO




BK Shareholders


Speed One Investment Limited


By:                                                  )                 c/s
------------------------------------------------------
Name:                                                )
Title:                                               )


Beijing Beike Machinery Electronic
Materials Hightech Corporation


By:                                                  )                 c/s
------------------------------------------------------
Name:                                                )
Title:                                               )



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